UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2009
Akorn, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-32360	72-0717400
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
1925 West Field Court, Suite 300
Lake Forest, IL 60045
(Address of principal executive offices, Zip Code)
Registrant’s telephone number, including area code (847) 279-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously disclosed in Akorn, Inc.’s (“Akorn”) Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2009, which is incorporated herein by reference, Akorn entered into a Credit Agreement (“Credit Agreement”) with its wholly-owned subsidiary Akorn (New Jersey), Inc. (“Akorn NJ”, and together with Akorn, each a “Borrower” and together the “Borrowers”), General Electric Capital Corporation (“GE Capital”), as agent for the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and GE Capital Markets, Inc. Pursuant to the Credit Agreement, among other things, the Lenders agreed to extend loans to Borrowers under a revolving credit facility (including a letter of credit subfacility) up to an aggregate principal amount of $25,000,000 or whatever lower figure is supported by the collateral borrowing base rules set forth in the Credit Agreement.
On February 19, 2009, GE Capital informed the Borrowers that it is applying a reserve against availability in the amount of $5,041,121, which, at least for the time being, effectively restricts the Borrowers’ borrowings under the Credit Agreement to the current balance outstanding as of February 19, 2009. GE Capital advised that it was applying this reserve due to concerns about financial performance, including the Borrowers' prospective compliance with the EBITDA covenant in the Credit Agreement for the quarter that will end March 31, 2009.
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits hereto, if any, contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Akorn’s business involving its products, the development and distribution of Akorn’s products and related services, economic and competitive factors, Akorn’s key strategic relationships, changes in regulations affecting Akorn’s business and other risks more fully described in Akorn’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Akorn assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

By:	/s/ Jeffrey A. Whitnell

Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary
Date: February 25, 2009